                                                                    EXHIBIT 10.2

                          CONNECTIVE THERAPEUTICS, INC.

                          REGISTRATION RIGHTS AGREEMENT


      This Registration Rights Agreement (the "Agreement") is made as of the 4th day of December, 1996, by and among Connective Therapeutics, Inc., a Delaware corporation (the "Company") and the investors listed on Attachment A hereto, each of which is herein referred to as an "Investor."

                                    RECITALS

      The Company and the Investors have entered into a Common Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Company desires to sell to the Investors and the Investors desire to purchase from the Company shares of the Company's Common Stock. A condition to the Investors' obligations under the Purchase Agreement is that the Company and the Investors enter into this Agreement in order to provide the Investors with certain rights to register the shares of the Company's Common Stock acquired by the Investors subject to the Purchase Agreement. The Company and the Investors each desire to induce the Investors to purchase shares of Common Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein.

                                    AGREEMENT

      The parties hereby agree as follows:

            1. REGISTRATION RIGHTS. The Company and the Investors covenant and agree as follows:

                  1.1 DEFINITIONS. For purposes of this Section 1:

                        (a) The terms "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                        (b) The term "Registrable Securities" means (i) the shares of Common Stock issuable or issued in connection with the Purchase Agreement (such shares of Common Stock are collectively referred to hereinafter as the "Shares" or "Stock") and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, provided, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

                        (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                        (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with this Agreement

                        (e) The term "Form S-3" means such form under the Act as in effect on the date hereof or any successor form under the Act; and

                        (f) The term "SEC" means the Securities and Exchange Commission.

                  1.2 FORM S-3 REGISTRATION. Subject to the terms and conditions of this Agreement, on February 15, 1997 (the "S-3 Date") the Company will file with the SEC and use its best efforts to effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by the Holders.
Accordingly, the Company will:

                        (a) promptly give written notice of the registration, and any related qualification or compliance, to all Holders; and

                        (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be necessary and as would permit or facilitate the sale and distribution of all of the Holders' Registrable Securities; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.2: if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a reasonable period of time, which shall not exceed 60 days after the S-3 Date under this Section 1.2. Provided however, that the Company shall not defer the filing of the Form S-3 contemplated in this Section
1.2 (b) on more than one (1) occasion.

                        (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities on the S-3 Date. Expenses incurred in connection with a registration requested pursuant to this
Section 1.2 shall be borne by the Company, including all registration, filing, qualification, printers' and accounting fees but


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
excluding any underwriters' discounts or commissions and any fees and disbursements of any counsel for the selling Holders (such fees or discounts, if any, to be borne pro rata by the Holders participating in the registration).

                  1.3 OBLIGATIONS OF THE COMPANY. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                        (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and to keep such registration statement effective until December 4, 1999.

                        (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement until December 4, 1999.

                        (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                        (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                        (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                        (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue until December 4, 1999.

                        (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                        (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  1.4 RESTRICTIONS ON AND PROCEDURE FOR SALES.

                        (a) Each Holder agrees to the following:

                              (i) Notice to Company. If any Holder shall propose
to sell any Shares, the Holder shall notify the Company of its intent to do so [ON OR BEFORE THE DATE OF SUCH SALE] (the "Notice of Sale"), and the provision of the Notice of Sale to the Company shall conclusively be deemed to establish an agreement by such Holder to comply with the registration provisions herein described. The Notice of Sale shall be deemed to constitute a representation that any information previously supplied by such Holder is accurate as of the date of such Notice of Sale.

                              (ii) Notice of Sale. The Notice of Sale in
substantially the form attached as Attachment B shall be given in accordance with the provisions of Section 2.5 hereof. However, the Holder may give the Notice of Sale orally by telephoning Cynthia M. Butitta or the then current Chief Financial Officer at the Company at (415) 843-2800. An oral Notice of Sale shall be deemed to have been received only at such time as the Selling Holder speaks directly with Cynthia M. Butitta (or such then current Chief Financial Officer). In addition, an oral Notice of Sale shall only be deemed effective if it is followed by a written Notice of Sale received by the Company by personal delivery or facsimile within twenty-four (24) hours after giving the oral Notice of Sale.

                              (iii) Delay of Sale. The Company may refuse to
permit the Holder to resell any Shares for a specified period of time; provided, however, that in order to exercise this right, the Company must deliver a certificate in writing to the Holder to the effect that a delay in such sale is necessary because a sale pursuant to the Registration Statement in its then current form could constitute a violation of the federal securities laws, and provided further that in no event shall such delay exceed thirty (30) trading days. During any suspension as contemplated by this Section 1.4 (a)(iii), the Company will not allow any of its officers or directors to buy or sell shares of the Company's securities.


                        (b) Documents Required for Transfer. Each Holder making a sale of Shares shall be required to submit the following documents to the transfer agent (either directly or indirectly), with copies to the Company, in order to effect the transfer:

                              (i) Original stock certificate representing the
Shares to be sold;

                              (ii) Originally executed stock power in
substantially the form of Attachment C hereto, with signature guaranteed; and


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
                              (iii) Originally executed Seller's Representation
Certificate in the form of Attachment D hereto.

                        (c) Representations of Holders. Each Holder hereby represents to and covenants with the Company that, during the period in which any registration statement effected pursuant to Section 1.2 remains effective, such Holder will:

                              (i) not engage in any stabilization activity in
connection with any of the Company's securities;

                              (ii) cause to be furnished to any purchaser of the
Shares and to the broker-dealer, if any, through whom Shares may be offered, a copy of the Prospectus; and

                              (iii) not bid for or purchase any securities of
the Company or any rights to acquire the Company's securities, or attempt to induce any person to purchase any of the Company's securities or any rights to acquire the Company's securities other than as permitted under the Securities Exchange Act of 1934, as amended ("Exchange Act").

                        (d) Information for Use in Registration Statement. Each Holder represents and warrants to the Company that such Holder has completed the information requested by the Selling Holder's Questionnaire attached as Attachment E hereto (the "Questionnaire"), and further represents and warrants to the Company that all information provided by such Holder in the Questionnaire is true, accurate and complete. Each Holder understands that the written information in the Questionnaire and all written representations made in this Agreement are being provided to the Company specifically for use in, or in connection with, the Registration Statement and the Prospectus, and has executed this Agreement with such knowledge.

                  1.5 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  1.6 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders).

                  1.7 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                  1.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                        (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                        (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.8(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                        (c) Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

                        (d) If the indemnification provided for in this Section
1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Subsection 1.8(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                        (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control. In no event shall any contribution by a Holder for indemnification exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                        (f) The obligations of the Company and Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1.

                  1.9 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                        (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                        (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                        (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

                        (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

            1.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least 10,000 shares of such securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

            2. MISCELLANEOUS.

                  2.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Stock). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  2.2 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

                  2.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  2.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  2.5 NOTICES. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or on Attachment A hereto or as subsequently modified by written notice.

                  2.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  2.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

                  2.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(x) such provision shall be excluded from this Agreement, (y) the balance of the Agreement shall be interpreted as if such provision were so excluded and (z) the balance of the Agreement shall be enforceable in accordance with its terms.

                            [Signature Page Follows]

      The parties have executed this Registration Rights Agreement as of the date first above written.

COMPANY:                                INVESTORS:

CONNECTIVE THERAPEUTICS, INC.           INTEGRAL CAPITAL PARTNERS III, L.P.

                                        by Integral Capital Management III, L.P.
By:_________________________________    its General Partner

Title:______________________________    By:_____________________________________
                                              its General Partner

                                        INTEGRAL CAPITAL PARTNERS
                                        INTERNATIONAL III, L.P.

                                        by Integral Capital Management III, L.P.
                                        its Investment General Partner

                                        By______________________________________
                                               its General Partner

                                        NEW YORK LIFE INSURANCE
                                        COMPANY


                                        By:_____________________________________

                                        Its:____________________________________

                                        WPG LIFE SCIENCES FUND, L.P.

                                        by Weiss, Peck & Greer, L.L.C.
                                        its General Partner

                                        By:_____________________________________

                                        Its:____________________________________

                                        WPG INSTITUTIONAL LIFE SCIENCES
                                        FUND, L.P.

                                        by Weiss, Peck & Greer, L.L.C.
                                        its General Partner

                                        By:_____________________________________

                                        Its:____________________________________

                                        INVESTMENT COMPANY FOR
                                        FLANDERS


                                        By:_____________________________________

                                        Its:____________________________________

[signature page to Connective Therapeutics, Inc. Registration Rights Agreement]

                                  ATTACHMENT A

                                    INVESTORS


                                       No. of Shares
Name/Address                          of Common Stock
------------                          ---------------
Integral Capital Partners III, L.P.       261,820
2750 Sand Hill Road
Menlo Park, California 94025
Attn:  John A. Powell

Integral Capital Partners International    62,255
III, L.P.
2750 Sand Hill Road
Menlo Park, California 94025
Attn:  John A. Powell

New York Life Insurance Company           324,075
51 Madison Avenue
New York, NY  10010
Attn:  Dominique O. Semon
Venture Capital

WPG Life Sciences Fund, L.P.              121,528
One New York Plaza
New York, NY 10004-1950
Attn:  Elizabeth Greetham

WPG Institutional Life Sciences            40,509
  Fund, L.P.
One New York Plaza
New York, NY 10004-1950
Attn:  Elizabeth Greetham

GIMV                                      162,037
Karel Oornsstraat 37
2018 Antwerpen, Belgium
Attn:  Patrick Van Beneden
Senior Investment Manager

                                  ATTACHMENT B

                         CONNECTIVE THERAPEUTICS, INC.

                                 NOTICE OF SALE



      Pursuant to the Registration Rights Agreement dated as of December 4, 1996 among Connective Therapeutics, Inc. (the "Company"), the undersigned and certain stockholders of the Company, the undersigned hereby gives notice to the Company of the undersigned's intent to sell _______ shares of the Company's Common Stock registered pursuant to the Registration Statement on (File No. __________).



Dated:   ______________, 199__            By:___________________________________
                                                           (signature)


                                          Name:_________________________________
                                                            (print)


                                          Title:________________________________
                                                          (if applicable)

      [NOTE: THIS NOTICE OF SALE MUST BE COMPLETED AND DELIVERED (VIA PERSONAL DELIVERY OR FACSIMILE) TO THE CHIEF FINANCIAL OFFICER OF THE COMPANY ON OR BEFORE THE DATE OF SALE OF THE SHARES OF THE COMPANY'S COMMON STOCK REGISTERED PURSUANT TO THE REGISTRATION STATEMENT.]

                                  ATTACHMENT C

                          CONNECTIVE THERAPEUTICS, INC.

                                   STOCK POWER



      FOR VALUE RECEIVED, and pursuant to that certain Registration Rights Agreement dated as of December 4, 1996 among the undersigned ("Seller"), Connective Therapeutics, Inc., a Delaware corporation (the "Company") and the stockholders named therein, and in accordance with the Notice of Sale dated ___________, 199__ from the Seller to the Company, Seller hereby sells, assigns and transfers unto _______________________________________________________,
______________________________________________________________ (________) shares of the Company's Common Stock, standing in Seller's name on the books of the Company represented by Certificate No. ___, herewith and does hereby irrevocably constitute and appoint the transfer agent of the Company to transfer said stock on the books of the Company with full power of substitution in the premises.


Dated: ____________________, 199__        By: _____________________________
                                                      (signature)

                                          Name: ___________________________
                                                      (print)

                                          Title: __________________________
                                                      (if applicable)



THE SIGNATURE(S) ON THIS STOCK POWER MUST CORRESPOND WITH THE NAME(S) ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE. TRUSTEES, OFFICERS AND OTHER FIDUCIARIES OR AGENTS SHOULD INDICATE THEIR TITLE OR CAPACITY.





      [NOTE: THIS STOCK POWER MUST BE COMPLETED AND DELIVERED (TOGETHER WITH YOUR STOCK CERTIFICATE AND SELLER'S REPRESENTATION CERTIFICATE) TO THE TRANSFER AGENT (WITH COPIES TO THE COMPANY) PRIOR TO ANY SALE.]

                                  ATTACHMENT D

                          CONNECTIVE THERAPEUTICS, INC.

                       SELLER'S REPRESENTATION CERTIFICATE



      Pursuant to the Registration Rights Agreement dated as of December 4, 1996 among Connective Therapeutics, Inc. (the "Company"), the undersigned and certain stockholders of the Company (the "Agreement"), the undersigned hereby represents and warrants to the Company and _________________, as the Company's Transfer Agent, that the undersigned has complied with all terms and conditions of the Agreement relating to the sale of the shares of the Company's Common Stock registered pursuant to the Registration Statement (File No. ___________________) and described in the Prospectus contained in the Registration Statement, as amended and supplemented (the "Prospectus"), and that all information relating to the undersigned contained in the Prospectus is true, accurate and complete as of the date hereof.



Dated:   _______________, 199__           By:___________________________________
                                                           (signature)


                                          Name:_________________________________
                                                            (print)


                                          Title:________________________________
                                                          (if applicable)

[NOTE: THIS SELLER'S REPRESENTATION CERTIFICATE MUST BE COMPLETED AND DELIVERED (TOGETHER WITH YOUR STOCK CERTIFICATE AND STOCK POWER) TO THE TRANSFER AGENT (WITH COPIES TO THE COMPANY) PRIOR TO ANY SALE.]

                                  ATTACHMENT E

                          CONNECTIVE THERAPEUTICS, INC.

                       SELLING STOCKHOLDER'S QUESTIONNAIRE



      In connection with the Connective Therapeutics, Inc. (the "Company") Registration Statement (File No. ___________) registering certain outstanding shares of the Company's Common Stock, the undersigned represents and warrants that the information set forth below is true, accurate and complete:


      1. As of the date hereof, the undersigned beneficially owns ______ shares of the Company's Common Stock.

      2. Except as described below, the undersigned has not had a material relationship with the Company or any of its predecessors or affiliates within the last three years.

      The term "material relationship" has not been defined by the Securities and Exchange Commission (the "SEC"). However, the SEC has indicated that it will probably construe as a "material relationship" any relationship which tends to prevent arms length bargaining in dealings with a company, whether arising from a close business connection or family relationship, a relationship of control or otherwise. It seems prudent, therefore, to consider that the undersigned would have such a relationship, for example, with any organization of which the undersigned is an officer, director, trustee or partner or in which the undersigned owns, directly or indirectly, 10% or more of the outstanding voting stock, or in which the undersigned has some other substantial interest, and with any person or organization with whom the undersigned has, or with whom any relative or spouse (or any other person or organization as to which the undersigned has any of the foregoing other relationships) has, a contractual relationship.

      If applicable, please describe the material relationship with the Company:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________